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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-28983, 33-60077, 33-60073, 33-10796, and 33-6075 of HPSC, Inc. on Form S-8
of our report dated March 6, 1998 and incorporated by reference in this Annual Report on Form 10-K of HPSC, Inc. for the fiscal year ended December 31, 1997.

                                      /s/ Deloitte & Touche LLP

                                      Deloitte & Touche LLP


Boston, Massachusetts
March 27, 1998